Cash and Cash Equivalents	6 Months Ended
Jun. 30, 2026
Cash and Cash Equivalents.
Cash and Cash Equivalents

5. Cash and Cash Equivalents

At June 30, 2026, the Company’s cash and cash equivalents were € 117,125,000 compared to € 92,413,000 at December 31, 2025. The cash balances are held at banks with investment grade credit ratings. Short-term credit ratings must be rated A-1/P-1/F1 at a minimum by at least one of the Nationally Recognized Statistical Rating Organizations (“NRSROs”) specifically Moody’s, Standard & Poor’s or Fitch. The cash at banks is at full disposal of the Company. Included in cash and cash equivalents are deposits fixed for at most 3-month periods at a time and money market funds which are invested in short-term government backed instruments with maturities up to three months at inception and are readily convertible to cash.